UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

METHODE ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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METHODE ELECTRONICS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 14, 2010

To the Shareholders of Methode Electronics, Inc. (the “Company”):

The Company’s Notice of Annual Meeting of Shareholders dated August 5, 2010 stated that the Annual Meeting would be held on September 16, 2010 rather than the September 14, 2010 meeting date set forth in this notice.  The Company has advanced the initial meeting date by two days because the Company has determined the meeting must be initially convened and adjourned no later than September 14, 2010 to preserve the July 16, 2010 record date fixed by the Board of Directors.

However, to provide shareholders additional time to consider the additional soliciting materials filed by the Company on September 3, 2010, the Company intends to transact all business at the Annual Meeting on October 14, 2010 by initially convening the Annual Meeting on September 14, 2010, not September 16, 2010, as originally noticed.  The meeting will thereafter be adjourned until October 14, 2010, at 9:00 a.m., Chicago time, for the purpose of considering and voting on the proposals set forth herein.

Notice is hereby given that an annual meeting of shareholders of the Company will be held on Tuesday, September 14, 2010, at 11:00 a.m., Chicago time, at the Company’s corporate offices at 7401 West Wilson Avenue, Chicago, Illinois, and thereafter be adjourned to 9:00 a.m., Chicago time, at the same place on Thursday, October 14, 2010.  The purpose of the meeting is to consider and vote on the following:

1.                                      To elect a board of directors;

2.                                      To ratify the Audit Committee’s selection of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2011;

3.                                      To approve the Methode Electronics, Inc. 2010 Cash Incentive Plan;

4.                                      To approve the Methode Electronics, Inc. 2010 Stock Plan; and

5.                                      To transact such other business as may properly come before the meeting and any reconvened meeting after an adjournment or postponement thereof.

These items of business are more fully described in the proxy statement dated August 5, 2010, as supplemented on September 3, 2010, which are available online at www.proxyvote.com.

Our board of directors has fixed the close of business on July 16, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any reconvened meeting after an adjournment or postponement thereof.

IF YOU HAVE PREVIOUSLY RETURNED A PROXY OR DESIGNATED A PROXY BY TELEPHONE OR THE INTERNET, SUCH PROXY WILL BE USED WHEN THE MEETING IS HELD ON OCTOBER 14, 2010, SO THAT NO FURTHER ACTION NEED BE TAKEN PURSUANT TO THIS NOTICE.

By Order of the Board of Directors,

James W. Ashley, Jr.
Secretary

Chicago, Illinois
September 3, 2010

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE PROMPTLY TO ENSURE YOUR PRESENCE AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING.  For specific instructions on how to vote your shares, please refer to (i) the Notice of Internet Availability of Proxy Materials (the “Notice”) you previously received in the mail, (ii) the section entitled “General Information” beginning on page 1 of the proxy statement, or (iii) if you requested to receive printed proxy materials, the proxy card enclosed therein.  As specified in the proxy materials, holders of common stock may vote their shares by using the Internet or the telephone.  All shareholders may also vote shares by marking, signing, dating and returning a proxy card.  If you send in a proxy card or vote by using the Internet or the telephone and then decide to attend the Annual Meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in the proxy statement.